Press Release

Ness Technologies Announces Second Quarter 2009 Financial Results

Hackensack, NJ – July 29, 2009 – Ness Technologies, Inc. (NASDAQ: NSTC), a global provider of IT services and solutions, today announced financial results for the quarter ended June 30, 2009.

Second Quarter 2009 Highlights:

•	On a GAAP basis:

▪	Revenues were $137.2 million, down 20% year-over-year. Approximately half of the decrease, or $17.3 million, was due to foreign currency translation effects on non-dollar revenues.

▪	Operating income was $2.1 million, down 81% year-over-year.

▪	Net income was $1.0 million, down 87% year-over-year.

▪	Diluted net earnings per share were $0.03, compared to $0.21 in the second quarter of 2008.

•	On a non-GAAP basis, excluding stock-based compensation expenses and amortization of intangibles (1):

▪	Operating income was $5.0 million, down 62% year-over-year.

▪	Net income was $3.4 million, down 65% year-over-year.

▪	Diluted net earnings per share were $0.09, compared to $0.25 in the second quarter of 2008.

•	Cash and cash equivalents and short-term bank deposits were flat sequentially at $59.2 million as of June 30, 2009.

•	Operating cash flows for the quarter were $6.5 million, with record year-to-date operating cash flows of $15.1 million.

•
Backlog as of June 30, 2009 was $682 million, flat sequentially and down 15% year-over-year. Excluding the negative effect of foreign currency translation effects from the stronger U.S. dollar, backlog was down 7% year-over-year.

•	Headcount was approximately 7,800 as of June 30, 2009.

(1)	See “Use of Non-GAAP Financial Information” below for more information regarding Ness’ use of non-GAAP financial measures.

Ness Technologies Second Quarter 2009	Page 1 of 9

“Although second quarter conditions remained quite challenging, we are seeing signs that the demand environment is beginning to stabilize in some of our markets,” said Sachi Gerlitz, president and chief executive officer of Ness Technologies. “We delivered earnings on plan and modest sequential revenue growth – on track with our planned recovery – thanks to significant ongoing efforts by our management and staff, and we are seeing pipeline growth again in some parts of the company. It feels good to be turning back from defense to offense.”

•	Results by operating segment:

▪
The company’s Software Product Engineering segment, which provides outsourced software product research and development services to companies who build or rely on software to generate revenues, performed well in the second quarter, with solid operating margins and moderate year-over-year revenue growth.

▪
The company’s System Integration and Application Development segment continued to be impacted in the second quarter by the worldwide economic slowdown, but it delivered sequentially higher operating margins on steady revenues.

▪
The company’s Software Distribution segment, which resells third-party enterprise software licenses, underperformed significantly in the second quarter, turning in a small operating loss on a moderate sequential revenue decline.

“We continued to generate good operating cash flows and our balance sheet remains strong, despite the economic environment,” said Ofer Segev, executive vice president and chief financial officer. “Our cost management during the last two quarters helped us remain profitable, and we are a much more efficient company now, which we believe will pay benefits in the future as we resume growth and margin expansion into a recovering economy.”

Guidance

In line with Ness’ financial guidance practices, the company provides earnings per share guidance on a non-GAAP basis only. Ness’ management believes that non-GAAP earnings per share financial guidance provides the best comparative basis for investors to understand and assess the company’s on-going operations and prospects for the future.

Ness reiterates its full year guidance of non-GAAP diluted net earnings per share in the range of $0.40 to $0.60 and revenues in the range of $590 million to $620 million.

This guidance assumes that foreign currency exchange rates remain at July levels.

Conference Call Details

Sachi Gerlitz, president and chief executive officer of Ness Technologies, and Ofer Segev, executive vice president and chief financial officer, will conduct a conference call to discuss the second quarter 2009 results. The call, which will be simultaneously webcast, will begin at 8:30 AM Eastern Time / 5:30 AM Pacific Time on Wednesday, July 29, 2009.

To access the Ness Technologies second quarter 2009 earnings conference call, participants in North America should dial 1-800-399-0427 and international participants should dial +1-973-200-3375. A live audio webcast of the conference call will be available on the investor relations page of the Ness Technologies corporate web site at http://investor.ness.com. Please visit the web site at least 15 minutes early to register for the teleconference webcast and download any necessary audio software. A replay of the call will be available on the web site approximately two hours after the conference call is completed.

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About Ness Technologies

Ness Technologies (NASDAQ: NSTC) is a global provider of IT and business services and solutions with specialized expertise in software product engineering; system integration, application development and consulting; and software distribution. Ness delivers its portfolio of solutions and services using a global delivery model combining offshore, near-shore and local teams. With about 7,800 employees, Ness maintains operations in 18 countries, and partners with numerous software and hardware vendors worldwide. For more information about Ness Technologies, visit www.ness.com.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Ness uses various non-GAAP measures of net income and earnings per share, including adjustments from results based on GAAP to exclude (a) non-cash stock-based compensation expenses in accordance with SFAS 123R and amortization of intangible assets, net of taxes; (b) an insurance settlement related to a 2007 arbitration expense, net of related expenses, net of taxes; and (c) severance expenses, net of taxes. Ness’ management believes the non-GAAP financial information provided in this release is useful to investors’ understanding and assessment of Ness’ on-going core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating business internally and as such has determined that it is important to provide this information to investors.

Forward Looking Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often are preceded by words such as “believes,” “expects,” “may,” “anticipates,” “plans,” “intends,” “assumes,” “will” or similar expressions. Forward-looking statements reflect management’s current expectations, as of the date of this press release, and involve certain risks and uncertainties. Ness’ actual results could differ materially from those anticipated in these forward looking statements as a result of various factors. Some of the factors that could cause future results to materially differ from the recent results or those projected in forward-looking statements include the “Risk Factors” described in Ness’ Annual Report of Form 10-K filed with the Securities and Exchange Commission on March 16, 2009. Ness is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of such changes, new information, subsequent events or otherwise.

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Media Contact – United States:
John Fitzsimmons
USA: 1-781-223-5833
Email: john.fitzsimmons@ness.com

Media Contact – Israel:
David Kanaan
Intl: +972-54- 425-5307
Email: media.int@ness.com

Investor Relations Contact:
Drew Wright
USA: 1-201-488-3262
Email: investor@ness.com

Ness Technologies Second Quarter 2009	Page 4 of 9

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
U.S. dollars in thousands (except per share data)

	Three months ended June 30,		Six months ended June 30,
	2008	2009	2008	2009
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Revenues	$170,586	$137,243	$330,318	$273,677
Cost of revenues	117,995	99,839	232,385	201,433
Gross profit	52,591	37,404	97,933	72,244

Selling and marketing	14,538	11,792	27,746	22,953
General and administrative	26,817	23,474	48,922	48,931
Insurance settlement related to 2007 arbitration expense, net of related expenses	—	—	—	(2,610)
Commissions related to the sale of Israeli SAP sales and distribution operations	—	—	—	(2,534)
Total operating expenses	41,355	35,266	76,668	66,740

Operating income	11,236	2,138	21,265	5,504
Financial expenses, net	(1,032)	(647)	(2,448)	(2,032)
Income before taxes on income	10,204	1,491	18,817	3,472

Taxes on income	2,114	449	3,833	902
Net income	$8,090	$1,042	$14,984	$2,570

Basic net earnings per share	$0.21	$0.03	$0.38	$0.07
Diluted net earnings per share	$0.21	$0.03	$0.38	$0.07

Weighted average number of shares (in thousands) used in computing basic net earnings per share	39,214	38,590	39,208	38,755
Weighted average number of shares (in thousands) used in computing diluted net earnings per share	39,426	39,149	39,462	39,333

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NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
U.S. dollars in thousands

	Three months ended June 30,		Six months ended June 30,
	2008	2009	2008	2009
Segment Data (1):	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Revenues:
Software Product Engineering	$24,739	$25,688	$45,268	$50,654
System Integration and Application Development	126,547	104,145	251,120	207,570
Software Distribution	19,300	7,410	33,930	15,453
	$170,586	$137,243	$330,318	$273,677
Operating Income (Loss):
Software Product Engineering	$2,061	$4,096	$3,262	$8,210
System Integration and Application Development	8,409	2,445	18,516	4,633
Software Distribution	4,082	(510)	5,049	1,710
Unallocated Expenses	(3,316)	(3,893)	(5,562)	(9,049)
	$11,236	$2,138	$21,265	$5,504
Geographic Data:

Revenues:
Israel	$59,979	$42,371	$120,502	$87,641
Europe	58,368	45,096	108,599	88,120
North America	45,006	43,544	86,920	86,023
Asia and the Far East	7,233	6,232	14,297	11,893
	$170,586	$137,243	$330,318	$273,677

(1)
Effective October 1, 2008, the company reorganized its reportable segments to correspond to its three primary service lines. Prior period segment data has been reclassified to reflect the current organization of the segments.

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NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
U.S. dollars in thousands

	Six months ended June 30,
	2008	2009
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income	$14,984	$2,570
Adjustments required to reconcile net income to net cash provided by operating activities:
Stock-based compensation-related expenses	1,539	1,756
Currency fluctuation of long-term debt	5	—
Depreciation and amortization	8,426	9,281
Arbitration settlement and related charges	(9,452)	—
Loss (gain) on sale of property and equipment	6	(280)
Loss from impairment of cost investments	—	75
Commissions related to the sale of Israeli SAP sales and distribution operations	—	(2,534)
Decrease in trade receivables, net	5,967	42,292
Decrease (increase) in unbilled receivables	(6,519)	2,181
Increase in other accounts receivable and prepaid expenses	(971)	(1,838)
Increase in work-in-progress	(2,861)	(355)
Decrease (increase) in long-term prepaid expenses	926	(210)
Deferred income taxes, net	3,674	145
Increase (decrease) in trade payables	268	(15,467)
Increase (decrease) in advances from customers and deferred revenues	7,498	(683)
Increase in other long-term liabilities	341	293
Decrease in other accounts payable and accrued expenses	(7,191)	(20,563)
Decrease in accrued severance pay, net	(1,748)	(1,542)
Net cash provided by operating activities	14,892	15,121

Cash flows from investing activities:
Additional payments in connection with acquisitions of subsidiaries in prior periods	(5,973)	(16,203)
Proceeds from maturity of (investment in) short-term bank deposits, net	2,655	(15,920)
Proceeds from sale of property and equipment	102	703
Purchase of property and equipment and capitalization of software developed for internal use	(6,539)	(5,045)
Net cash used in investing activities	(9,755)	(36,465)

Cash flows from financing activities:
Exercise of options	165	—
Repurchase of shares	—	(2,037)
Acquired subsidiary’s dividend to its former shareholder	(10,048)	(683)
Short-term bank loans and credit, net	4,523	(6,361)
Proceeds from long-term debt	25,090	15,000
Principal payments of long-term debt	(1,972)	(2,161)
Net cash provided by financing activities	17,758	3,758

Effect of exchange rate changes on cash and cash equivalents	(1,525)	2,982
Increase (decrease) in cash and cash equivalents	21,370	(14,604)
Cash and cash equivalents at the beginning of the period	43,097	50,659
Cash and cash equivalents at the end of the period	$64,467	$36,055

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NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
U.S. dollars in thousands

	December 31, 2008	June 30, 2009
		(Unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$50,659	$36,055
Restricted cash	2,331	2,398
Short-term bank deposits	5,703	20,775
Trade receivables, net of allowance for doubtful accounts	200,118	153,710
Unbilled receivables	35,585	33,713
Other accounts receivable and prepaid expenses	31,344	34,864
Work in progress	1,532	2,808
Total current assets	327,272	284,323

LONG-TERM ASSETS:
Long-term prepaid expenses and other assets	6,806	6,998
Unbilled receivables	9,220	8,553
Deferred income taxes, net	8,356	7,338
Severance pay fund	46,478	46,910
Property and equipment, net	36,733	34,999
Intangible assets, net	22,073	18,271
Goodwill	290,055	290,654
Total long-term assets	419,721	413,723

Total assets	$746,993	$698,046

CURRENT LIABILITIES:
Short-term bank credit	$18,072	$11,265
Current maturities of long-term debt	7,089	18,928
Trade payables	47,072	27,935
Advances from customers and deferred revenues	33,280	31,571
Other accounts payable and accrued expenses	124,697	88,620
Total current liabilities	230,210	178,319

LONG-TERM LIABILITIES:
Long-term debt, net of current maturities	60,973	61,999
Other long-term liabilities	6,444	6,469
Deferred income taxes	2,673	1,991
Accrued severance pay	55,014	53,512
Total long-term liabilities	125,104	123,971

Total stockholders’ equity	391,679	395,756

Total liabilities and stockholders’ equity	$746,993	$698,046

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NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
RECONCILIATION OF SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION
EXCLUDING STOCK-BASED COMPENSATION; AMORTIZATION OF INTANGIBLE ASSETS; INSURANCE SETTLEMENT RELATED TO 2007 ARBITRATION EXPENSE, NET OF RELATED EXPENSES; SEVERANCE EXPENSES; NET OF TAXES
U.S. dollars in thousands (except per share data)

	Three months ended June 30,		Six months ended June 30,
	2008	2009	2008	2009
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

GAAP gross profit	$52,591	$37,404	$97,933	$72,244
Stock-based compensation	63	57	145	120
Amortization of intangible assets	225	187	446	376
Severance expenses	—	—	—	966
Non-GAAP gross profit	$52,879	$37,648	$98,524	$73,706

GAAP operating income	$11,236	$2,138	$21,265	$5,504
Stock-based compensation	648	828	1,539	1,756
Amortization of intangible assets	1,487	2,070	2,957	4,033
Insurance settlement related to 2007 arbitration expense, net of related expenses	—	—	—	(2,610)
Severance expenses	—	—	—	2,646
Non-GAAP operating income	$13,371	$5,036	$25,761	$11,329

GAAP operating margin	6.6%	1.6%	6.4%	2.0%
Non-GAAP operating margin	7.8%	3.7%	7.8%	4.1%

GAAP net income	$8,090	$1,042	$14,984	$2,570
Stock-based compensation; amortization of intangible assets; insurance settlement in respect of 2007 arbitration expense, net of related expenses; severance expenses; net of taxes	1,649	2,326	3,534	4,754
Non-GAAP net income	$9,739	$3,368	$18,518	$7,324

GAAP diluted net earnings per share	$0.21	$0.03	$0.38	$0.07
Stock-based compensation; amortization of intangible assets; insurance settlement in respect of 2007 arbitration expense, net of related expenses; severance expenses; net of taxes	0.04	0.06	0.09	0.12
Non-GAAP diluted net earnings per share	$0.25	$0.09	$0.47	$0.19

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